Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact:	Bernard H. Clineburg,
Tysons Corner, Virginia		Chairman & Chief Executive Officer
July 25, 2007		or
Mark Wendel,
EVP & Chief Financial Officer
703-584-3400

CARDINAL REPORTS SECOND QUARTER EARNINGS

Asset Quality remains excellent, Total Assets up 12%, Loans up 19%

Cardinal Financial Corporation (NASDAQ: CFNL) (the “Company”) today reported earnings of $1.9 million and $3.7 million, equivalent to $0.08 and $0.15 per diluted share, for the three and six month periods ended June 30, 2007, respectively.  This compares to net income of $2.4 million and $4.9 million, or $0.09 and $0.20 per diluted share, for the same periods of 2006.

Selected Financial Highlights

•                  Asset quality continues to remain excellent.  Nonaccrual loans were 0.05% of loans receivable, and, as of quarter end, there were less than $5 thousand of performing loans greater than 30 days past due.

•                  Loans grew 19.1% and deposits grew 4.4%, compared to June 30, 2006.

•                  Consolidated assets were $1.778 billion versus $1.584 billion at June 30, 2006, an increase of 12.3%.

•                  Net interest margin increased to 2.64% during the current quarter, up from 2.60% in the first quarter of 2007.

•                  Net income from our mortgage banking subsidiary was $1.05 million, compared to $1.02 million for the same six month period a year ago and $517 thousand versus $600 thousand for the same quarter last year.

•                  The Company initiated a share repurchase plan acquiring 223,740 of its shares during the second quarter.

•                  Cardinal became the first bank in the Greater Washington Region to offer free mobile banking — “Go Cardinal” - to customers.

Business Segment Results

For the quarter ended June 30, 2007, net income from traditional banking operations was $1.8 million compared to $2.3 million for the same quarter of 2006.   For the year-to-date period ended June 30, 2007, net income was $3.5 million versus $5.0 million in 2006. For the current quarter, net interest income was $9.7 million versus $9.8 million last year.  Non-interest income for the comparable quarters was $1.0 million in 2007 versus $864 thousand in 2006.  Service charges on deposit accounts increased 29% from $389 thousand in the second quarter of 2006 to $502 thousand in the current period.  Non-interest expense at the Bank increased to $7.7 million for the quarter, or 11%, over the comparable period of 2006, primarily due to increases related to personnel and occupancy expenses as the Bank opened four new branches during the last 12 months, increasing our total branch network to 25.  Consolidated non-interest expense decreased 1% from a year ago, reflecting cost containment measures implemented primarily in our mortgage banking subsidiary.  Non-interest expense also decreased slightly on a linked quarter basis.

At June 30, 2007, assets of the Bank were $1.722 billion, an increase of 14% from assets of $1.511 billion at June 30, 2006. Portfolio loans receivable grew 19% to $929 million at June 30, 2007, from $780 million at June 30, 2006.

The Bank’s asset growth was partially funded by a 4.4% increase in deposits, which totaled $1.186 billion at June 30, 2007 versus $1.135 billion a year earlier.  Demand deposit account balances increased by 13.9% year over year reflecting the Bank’s continued focus on generating lower funding costs.

Nonaccrual loans at June 30, 2007 were $500 thousand, or 0.05% of loans receivable.  Loans charged-off during the quarter were $35 thousand, or 0.01% of loans outstanding.  The allowance for loan losses was 1.12% of loans at June 30, 2007, compared to 1.15% at June 30, 2006.

For the second quarter of 2007, net income from Mortgage Banking operations was $517 thousand, compared to net income of $600 thousand during the second quarter of 2006.  Year-to-date, Mortgage Banking had net income of $1.05 million versus $1.02 million last year. In our Wealth Management and Trust Services business segment, quarterly and year-to-date net income increased to $262 thousand and $292 thousand, respectively, versus comparable period results of a net loss of $2 thousand and net income of $3 thousand in 2006.

MANAGEMENT COMMENTS

Bernard H. Clineburg, Chairman and Chief Executive Officer of the Company, said:

“Given the challenging economic and competitive environment, I am satisfied with our Company’s operating results for the second quarter of 2007.   We again grew our loan portfolio nearly 20% while our credit ratios remain excellent, reflecting negligible charge-offs, non-performing and past due loans.  Cardinal’s strong asset quality is not by chance but an outcome of our conservative credit culture.  It is the building block of our quality growth as we develop long term relationships with clients.

This credit philosophy is no more evident than in our mortgage banking subsidiary where we remain profitable while many in the industry are struggling or even closing their doors.  In addition, our wealth management and trust services division made a meaningful contribution to net income.  The investment we made in wealth management services a little over a year ago is beginning to show results.

I am also proud that, during the quarter, Cardinal Bank was selected as one of the Best Places to Work in Greater Washington in the Washington Business Journal’s third annual contest. Cardinal was the only local bank to be recognized. The fact that this award is based on input from our employees is especially gratifying and emphasizes the importance we place on creating a great place to work and bank.

And we were excited to be the first bank in our market to introduce a free mobile banking service.  “Go Cardinal” mobile banking allows customers to use their cell phones and smart phones to check balances, pay bills, transfer money, look up interest rates and to locate a Cardinal Banking Center or ATM.  Now our customers will be connected to their finances wherever they go, giving them confidence and flexibility.

Four years ago Cardinal had only seven banking offices and now we have a branch network with 25 offices located in Maryland, the District and Northern Virginia, a region that is considered one of the most affluent markets in the country.  With the natural maturing of our de novo branches, the prospects for our Company remain bright as we continue to be innovative and focus on maintaining credit quality and improving profitability.  We, the board and management, continue to work every day to make the Cardinal franchise more valuable than the day before.”

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements contain information related to matters such as the Company’s intent, belief or expectation with regard to such matters as financial and operational performance, credit quality and branch expansion. Such statements are necessarily based on management’s assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond the control of the Company. Such risks and uncertainties could cause actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and other reports filed with and furnished to the Securities and Exchange Commission.

About Cardinal Financial Corporation: Cardinal Financial Corporation, a financial holding company headquartered in Tysons Corner, Virginia with assets of $1.779 billion at June 30,

2007, serves the Washington Metropolitan region through its wholly-owned subsidiary, Cardinal Bank, with 25 conveniently located banking offices. Cardinal also operates several other subsidiaries: George Mason Mortgage, LLC, a residential mortgage lending company based in Fairfax, Virginia with seven offices throughout the Washington Metropolitan region; Cardinal Trust and Investment Services, a trust division with $6.2 billion in managed and custodial assets; Cardinal Wealth Services, Inc., a full-service brokerage company; and Wilson/Bennett Capital Management, Inc., an asset management company. The Company’s stock is traded on NASDAQ (CFNL). For additional information please visit our Web site at www.cardinalbank.com or call (703) 584-3400.

Cardinal Financial Corporation and Subsidiaries
Summary Statements of Condition
June 30, 2007,  December 31, 2006 and June 30, 2006
(Dollars in thousands)

	(Unaudited)		(Unaudited)	% Change
	June 30, 2007	December 31, 2006	June 30, 2006	Current Year	Year Over Year
Cash and due from banks	$17,034	$24,585	$20,499	-30.7%	-16.9%
Federal funds sold	8,549	11,491	3,379	-25.6%	153.0%

Investment securities available-for-sale	285,996	231,631	236,417	23.5%	21.0%
Investment securities held-to-maturity	88,497	97,665	106,480	-9.4%	-16.9%
Total investment securities	374,493	329,296	342,897	13.7%	9.2%

Other investments	11,221	9,158	7,201	22.5%	55.8%
Loans held for sale, net	352,927	338,731	376,475	4.2%	-6.3%

Loans receivable, net of fees	928,648	845,449	779,583	9.8%	19.1%
Allowance for loan losses	(10,358)	(9,638)	(8,964)	7.5%	15.6%
Loans receivable, net	918,290	835,811	770,619	9.9%	19.2%

Premises and equipment, net	19,617	20,039	20,558	-2.1%	-4.6%
Goodwill and intangibles, net	17,366	17,493	20,548	-0.7%	-15.5%
Bank-owned life insurance	31,503	30,646	—	2.8%	100.0%
Other assets	26,888	21,179	22,331	27.0%	20.4%

TOTAL ASSETS	$1,777,888	$1,638,429	$1,584,507	8.5%	12.2%

Non-interest bearing deposits	$139,178	$123,301	$122,185	12.9%	13.9%
Interest bearing deposits	1,046,655	1,095,581	1,013,307	-4.5%	3.3%
Total deposits	1,185,833	1,218,882	1,135,492	-2.7%	4.4%

Other borrowed funds	371,617	194,631	224,725	90.9%	65.4%
Mortgage funding checks	33,888	46,159	51,008	-26.6%	-33.6%
Escrow liabilities	2,990	3,229	2,997	-7.4%	-0.2%
Other liabilities	28,722	19,655	20,759	46.1%	38.4%

Shareholders’ equity	154,838	155,873	149,526	-0.7%	3.6%

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,777,888	$1,638,429	$1,584,507	8.5%	12.2%

Cardinal Financial Corporation and Subsidiaries
Summary Income Statements
 Three and Six Months Ended June 30, 2007 and 2006
(Dollars in thousands, except share and per share data)
(Unaudited)

	For the Three Months Ended			For the Six Months Ended
	June 30,			June 30,
	2007	2006	% Change	2007	2006	% Change
Net interest income	$10,232	$10,711	-4.5%	$20,068	$21,106	-4.9%
Provision for loan losses	(475)	(390)	21.8%	(755)	(640)	18.0%
Net interest income after provision for loan losses	9,757	10,321	-5.5%	19,313	20,466	-5.6%

Service charges on deposit accounts	502	389	29.0%	968	758	27.7%
Loan service charges	436	558	-21.9%	822	1,181	-30.4%
Investment fee income	1,111	974	14.1%	2,135	1,636	30.5%
Net gain on sales of loans	2,435	2,521	-3.4%	5,065	5,297	-4.4%
Management fee income	348	664	-47.6%	670	1,082	-38.1%
Other non-interest income	477	434	9.9%	959	750	27.9%
Total non-interest income	5,309	5,540	-4.2%	10,619	10,704	-0.8%

Net interest income and non-interest income	15,066	15,861	-5.0%	29,932	31,170	-4.0%

Salaries and benefits	6,049	6,099	-0.8%	12,645	12,030	5.1%
Occupancy	1,337	1,295	3.2%	2,627	2,503	5.0%
Depreciation	797	789	1.0%	1,597	1,538	3.8%
Data processing	355	315	12.7%	699	640	9.2%
Telecommunications	286	311	-8.0%	578	621	-6.9%
Other operating expense	3,484	3,639	-4.3%	6,526	6,548	-0.3%
Total non-interest expense	12,308	12,448	-1.1%	24,672	23,880	3.3%
Net income before income taxes	2,758	3,413	-19.2%	5,260	7,290	-27.8%
Provision for income taxes	816	1,049	-22.2%	1,553	2,358	-34.1%
NET INCOME	$1,942	$2,364	-17.9%	$3,707	$4,932	-24.8%

Earnings per common share - basic	$0.08	$0.10	-18.0%	$0.15	$0.20	-25.1%
Earnings per common share - diluted	$0.08	$0.09	-17.8%	$0.15	$0.20	-24.9%
Weighted-average common shares outstanding - basic	24,448,103	24,415,545	0.1%	24,478,817	24,401,460	0.3%
Weighted-average common shares outstanding - diluted	24,975,595	24,995,818	-0.1%	25,000,523	24,993,471	0.0%

Cardinal Financial Corporation and Subsidiaries
Selected Financial Information
(Dollars in thousands, except per share data and ratios)
(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Income Statements:
Interest income	$25,048	$21,700	$48,993	$41,410
Interest expense	14,816	10,989	28,925	20,304
Net interest income	10,232	10,711	20,068	21,106
Provision for loan losses	475	390	755	640
Net interest income after provision for loan losses	9,757	10,321	19,313	20,466
Non-interest income	5,309	5,540	10,619	10,704
Non-interest expense	12,308	12,448	24,672	23,880
Net income before income taxes	2,758	3,413	5,260	7,290
Provision for income taxes	816	1,049	1,553	2,358
Net income	$1,942	$2,364	$3,707	$4,932

	June 30, 2007	June 30, 2006
Balance Sheet Data:
Total assets	$1,777,888	$1,584,507
Loans receivable, net of fees	928,648	779,583
Allowance for loan losses	(10,358)	(8,964)
Loans held for sale	352,927	376,475
Total investment securities	374,493	342,897
Total deposits	1,185,833	1,135,492
Other borrowed funds	371,617	224,725
Total shareholders' equity	154,838	149,526

Common shares outstanding	24,250	24,394

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2007	2006	2007	2006
Selected Average Balances:
Total assets	$1,646,822	$1,440,541	$1,630,399	$1,403,724
Loans receivable, net of fees	894,360	749,415	874,617	731,137
Allowance for loan losses	(10,022)	(8,631)	(9,884)	(8,529)
Loans held for sale	302,075	285,071	275,665	259,458
Total investment securities	349,371	341,428	343,510	323,513
Interest earning assets	1,565,432	1,388,593	1,547,734	1,353,366
Total deposits	1,195,067	1,096,605	1,215,709	1,073,967
Other borrowed funds	272,844	172,868	236,486	159,062
Total shareholders’ equity	158,155	151,119	157,576	150,302
Weighted Average:
Common shares outstanding — basic	24,448	24,416	24,479	24,401
Common shares outstanding — diluted	24,976	24,996	25,001	24,993

Per Common Share Data:
Basic net income	$0.08	$0.10	$0.15	$0.20
Fully diluted net income	0.08	0.09	0.15	0.20
Book value	6.39	6.13	6.39	6.13
Tangible book value(1)	5.85	5.55	5.85	5.55

Performance Ratios:
Return on average assets	0.47%	0.66%	0.45%	0.70%
Return on average equity	4.91%	6.26%	4.71%	6.56%
Net interest margin(2)	2.64%	3.10%	2.62%	3.13%
Efficiency ratio(3)	79.20%	76.60%	80.40%	75.07%
Non-interest income to average assets	1.29%	1.54%	1.30%	1.53%
Non-interest expense to average assets	2.99%	3.46%	3.03%	3.40%

Asset Quality Data:
Annualized net charge-offs to average loans receivable, net of fees			0.01%	0.00%
Nonaccrual loans to loans receivable, net of fees			0.05%	0.07%
Nonaccrual loans to total assets			0.03%	0.04%
Allowance for loan losses to loans receivable, net of fees			1.12%	1.15%
Allowance for loan losses to nonperforming loans			2071.6%	1550.9%

Capital Ratios:
Tier 1 risk-based capital			12.20%	13.87%
Total risk-based capital			13.00%	14.68%
Leverage capital ratio			9.93%	10.95%

(1)             Tangible book value is calculated as total shareholders’ equity, adjusted for changes in other comprehensive income, less goodwill and other intangible assets, divided by common shares outstanding.

(2)             Net interest margin is calculated as net interest income divided by total average earning assets and reported on a tax equivalent basis at a rate of 35%.

(3)             Efficiency ratio is calculated as total non-interest expense divided by the total of net interest income and non-interest income.

Cardinal Financial Corporation and Subsidiaries
Average Statements of Condition and Yields on Earning Assets and Interest-Bearing Liabilities
Three and Six Months Ended June 30, 2007 and 2006
(Dollars in thousands)
(Unaudited)

	For the Three Months Ended				For the Six Months Ended
	June 30, 2007		June 30, 2006		June 30, 2007		June 30, 2006
	Average Balance	Average Yield	Average Balance	Average Yield	Average Balance	Average Yield	Average Balance	Average Yield
Interest-earning assets:
Loans receivable, net of fees(1)
Commercial and industrial	$108,566	7.60%	$83,055	7.01%	$106,001	7.57%	$78,104	7.07%
Real estate - commercial	353,679	6.70%	278,813	6.70%	339,127	6.64%	274,950	6.59%
Real estate - construction	160,565	8.40%	138,175	8.23%	160,456	8.42%	133,626	8.06%
Real estate - residential	199,420	5.48%	167,753	5.13%	198,605	5.45%	162,923	5.10%
Home equity lines	64,210	7.39%	77,150	6.86%	64,019	7.40%	76,802	6.54%
Consumer	7,920	8.28%	4,469	7.61%	6,409	8.08%	4,732	7.57%
Total loans	894,360	6.90%	749,415	6.68%	874,617	6.87%	731,137	6.57%

Loans held for sale	302,075	7.04%	285,071	7.40%	275,665	7.04%	259,458	7.36%
Investment securities - trading	—	0.00%	—	0.00%	22	4.58%	—	0.00%
Investment securities - available-for-sale(1)	257,238	4.91%	232,614	4.59%	249,354	4.85%	212,472	4.46%
Investment securities - held-to-maturity	92,133	4.17%	108,814	4.05%	94,134	4.17%	111,041	4.01%
Other investments	9,985	5.99%	6,319	5.58%	9,360	5.91%	6,440	5.51%
Federal funds sold(1)	9,641	5.75%	6,360	5.38%	44,582	5.26%	32,818	4.51%
Total interest-earning assets	1,565,432	6.43%	1,388,593	6.26%	1,547,734	6.36%	1,353,366	6.13%

Non-interest earning assets:
Cash and due from banks	6,883		8,079		8,130		7,681
Premises and equipment, net	19,989		19,971		20,084		19,069
Goodwill and intangibles, net	17,401		20,647		17,435		20,560
Accrued interest and other assets	47,139		11,882		46,900		11,577
Allowance for loan losses	(10,022)		(8,631)		(9,884)		(8,529)

TOTAL ASSETS	$1,646,822		$1,440,541		$1,630,399		$1,403,724

Interest-bearing liabilities:
Interest-bearing deposits	$1,070,945	4.40%	$981,807	3.73%	$1,091,863	4.40%	$961,395	3.55%
Other borrowed funds	272,844	4.52%	172,868	4.30%	236,486	4.36%	159,062	4.28%
Total interest-bearing liabilities	1,343,789	4.42%	1,154,675	3.82%	1,328,349	4.39%	1,120,457	3.65%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	124,122		114,798		123,846		112,572
Other liabilities	20,756		19,949		20,628		20,393

Shareholders’ equity	158,155		151,119		157,576		150,302

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,646,822		$1,440,541		$1,630,399		$1,403,724

NET INTEREST MARGIN(1)		2.64%		3.10%		2.62%		3.13%

(1)                The average yields for loans receivable, investment securities available-for-sale and fed funds sold (which includes investments in money market preferred stock) are reported on a fully taxable-equivalent basis at a rate of 35%.

Cardinal Financial Corporation and Subsidiaries
Segment Reporting at and for the Three and Six Months Ended June 30, 2007 and 2006
(Dollars in thousands)
(Unaudited)

At and for the Three Months Ended June 30, 2007:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$9,720	$801	$—	$(289)	$—	$10,232
Provision for loan losses	475	—	—	—	—	475
Non-interest income	1,027	3,159	1,111	12	—	5,309
Non-interest expense	7,671	3,155	863	619	—	12,308
Provision for income taxes	851	288	(14)	(309)	—	816
Net income (loss)	$1,750	$517	$262	$(587)	$—	$1,942

Average Assets	$1,636,066	$303,576	$4,460	$172,103	$(469,383)	$1,646,822

At and for the Three Months Ended June 30, 2006:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$9,827	$1,142	$—	$(258)	$—	$10,711
Provision for loan losses	390	—	—	—	—	390
Non-interest income	864	3,690	974	12	—	5,540
Non-interest expense	6,906	3,912	977	653	—	12,448
Provision for income taxes	1,050	320	(1)	(320)	—	1,049
Net income (loss)	$2,345	$600	$(2)	$(579)	$—	$2,364

Average Assets	$1,426,700	$292,471	$6,886	$159,363	$(444,879)	$1,440,541

At and for the Six Months Ended June 30, 2007:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$19,086	$1,552	$—	$(570)	$—	$20,068
Provision for loan losses	755	—	—	—	—	755
Non-interest income	2,025	6,435	2,135	24	—	10,619
Non-interest expense	15,160	6,347	1,904	1,261	—	24,672
Provision for income taxes	1,650	587	(61)	(623)	—	1,553
Net income (loss)	$3,546	$1,053	$292	$(1,184)	$—	$3,707

Average Assets	$1,617,736	$278,475	$4,900	$167,955	$(438,667)	$1,630,399

At and for the Six Months Ended June 30, 2006:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$19,355	$2,279	$—	$(528)	$—	$21,106
Provision for loan losses	640	—	—	—	—	640
Non-interest income	1,768	7,277	1,636	23	—	10,704
Non-interest expense	13,105	7,989	1,631	1,155	—	23,880
Provision for income taxes	2,398	548	2	(590)	—	2,358
Net income (loss)	$4,980	$1,019	$3	$(1,070)	$—	$4,932

Average Assets	$1,391,538	$264,632	$6,882	$160,319	$(419,647)	$1,403,724